Edge Petroleum Corporation Presentation to Johnson Rice & Co. September 19, 2003

Forward Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction with Miller Exploration Company, statements about the South Texas acquisition and the new exploration joint venture in Southeastern New Mexico, future financial and operating results and benefits of the pending merger, and the South Texas acquisition and the joint venture, our operational strategy, acquisition strategy, future development and drilling activity, expected reserve additions, financial objectives, hedging expectations, financial guidance, projected commodity prices, production volumes, projected risked production and any other statements that are not historical facts are forward looking statements. The following factors, among others, could cause actual results to differ materially from those described herein: the consummation of the merger and its effects; the merger's and the South Texas acquisition's and the joint venture's effect on reserves, production, growth targets, assimilation of operations, assessment of opportunities, future earnings, operating results, cash flow, borrowing capacity, and financial flexibility; the tax free status of the merger; the number of Edge shares outstanding after the merger; the actual closing date of the merger; acceleration and increase of Edge's capital program; pursuit of opportunities; the timing and extent of changes in commodity prices for oil and gas; the need to develop and replace reserves; environmental risks; drilling and operating risks; risks related to exploration and development; uncertainties about the estimates of reserves; competition; government regulation; and the ability of the company to meet its stated business goals. More detailed information about certain risk factors is set forth in Edge's Form 10-K for the year ended December 31, 2002, the Form S-4 filed on September 16, 2003 and other documents filed with the SEC by Edge. Edge is not under any obligation for the year ending December 31, 2002 (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Forward Looking Statements The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as Resource Potential, Risked Production, Unrisked Resource Potential, Unrisked Potential or Unrisked Resources that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K, File No. 0-22149, available from us at 1301 Travis, Suite 2000, Houston, Texas 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Company Overview

Corporate Profile Traded on NASDAQ : EPEX Market Capitalization - $59.5 MM September 17, 2003 closing price - $6.25/Share Shares Outstanding - 9.5 MM Debt to Book Capitalization - 26%

Corporate Profile Operational Focus Onshore Gulf Coast S.E. New Mexico - Permian Basin Northern Rocky Mountains Production Current estimate 24 to 25 MMcfe/day Reserve Life 7.1 Years Reserves 71% natural gas, 19% NGL's and 10% oil 2003 Capital Program Budget Capital Spending Increased from $15.3 MM to $24.2 MM (exc. acquisitions) Cash Acquisition - $10.8 MM Equity Acquisition - 2.5 MM to 2.7 MM shares of Edge common stock Drilling Activity - 33 to 38 wells (up from 21 to 25 wells) (Equivalents calculated using 6 Bo : 1 Mcf)

Corporate Strategy Increase Value through Exploration & Development Drilling and Acquisitions Focus on natural gas Aggressively exploit growth opportunities in core areas Make selected acquisitions Accelerate growth Potential for exploitation upside Add new core operating areas Maintain Balanced Risk Drilling Portfolio Low risk core of production replacement prospects Mid-range, moderate growth prospects Focused higher risk, considerable growth potential

O'Connor Ranch East, S. Texas Historical Drilling Success Rate 92% Frio Formation Driven by 3D Seismic 12 out of 13 Current production rate 12.5 MMcfpd gross (8.0 MMcfpd net) 50% - 100% WI (Royalty burden 20% - 25%) Reserves Estimated - 0.3 to +1.0 Bcfe per well Average - 0.5 Bcfe per well Further Development Activity in 2003 1 additional well budgeted

Acquisition Strategy Enhance Core Areas Establish New Core Areas Value Addition Characteristics Increased Exploitation / Exploration Potential Operating Control Cost Structure Asset Quality Enhanced Financial Flexibility Sustainable Drilling Program Gain Control of Large Acreage Positions Technology Transfer

Acquisition Strategy Gato Creek Field Purchased property on 12/31/01 Acquired 5.4 BCFE net proved reserves, 1,900 gross acres, 3D seismic Acquired additional working interests in the field in early 2002 Upside identified from production activities and new drilling opportunities 2002 Activity Drilled 3 successful wells Performed 4 successful workovers Improved net backs with new gas marketing arrangement & tight gas sand severance tax reduction 15.2 Bcfe net proved reserves at 12/31/02 Cum. prod. since acquisition - 2.0 Bcfe net 2003 Activity Drilled 3 successful development wells Expect to drill 3-4 additional development wells Edge WI ranges from 72% to 96% 2002/2003 Dev. Wells Development Locations Productive Fault Blocks Potentially Productive Fault Blocks / Areas Production from Lobo Formation Edge Acreage

Edge Properties Edge Properties OPERATIONS Production: Onshore Gulf Coast 84% S. Texas 16% Louisiana, Mississippi & Alabama Current Statistics: Daily Prod. - 24-25 MMcfe Reserves at 12/31/02 49.0 Bcfe Percent Gas 71% Developed 68% Operated 70% Reserve Life - 7.1 Years

Recent Accomplishments Drilled 24 wells - 83% successful Pending merger with Miller Exploration Company Acquiring South Texas properties with expected upside potential Formed Joint Venture in new core area Increased capital budget

Miller Exploration Acquisition Edge Properties Miller Properties TRANSACTION DETAIL Purchase Price: 2.5MM - 2.7MM shares of Edge stock Transaction Type: Stock / Merger Expected Closing: Fourth Quarter 2003 IMMEDIATE IMPACT Reserves at 12/31/02: 6.8 Bcfe Production 1H 2003: 1.1 Bcfe Expected to Increase Borrowing Capacity Cash Balance at 6/30/03: $4.8 MM Opportunities: Mississippi Salt Basin Northwest Montana

South Texas Acquisition Edge Properties Miller Properties South Texas Acquisition TRANSACTION DETAIL Purchase Price: $9.1 MM Transaction Type: Cash Effective Date: July 1, 2003 Closing Date: September 2003 IMMEDIATE IMPACT Reserves: 6.2 Bcfe 85% Natural Gas 70% Operated Current Production: 1.8 MMcfe/D Increased Borrowing Capacity: $5 MM Exploitation Opportunities: Lobo - Webb Co. Queen City - Jim Hogg Co.

S.E. New Mexico Joint Venture Edge Properties Miller Properties South Texas Acquisition S.E. New Mexico JV TRANSACTION DETAIL Transaction Type: Joint Venture Interest: Edge earns 50% WI (37.5% NRI) of JV acreage (proportionately reduced) Obligation: 10 Wells Effective Date: August 26, 2003 IMMEDIATE IMPACT Opportunities: New Core area of exploration Southeast New Mexico

S.E. New Mexico Joint Venture Prospect Area Area of Mutual Interest Texas EDDY LEA CHAVES ROOSEVELT T X NM New Mexico ~47,000 Gross / 27,000 net acres W.I. - 15% to 100% Development & Exploration Opportunities Multiple Stacked Pays 2,000 ft to 14,000 feet Drill 4 to 8 wells in 2003 Edge will operate Resource Potential (per well) Grayburg/San Andres 50 to 100+ Mbo Wolfcamp 0.5 to 5+ Bcfe Atoka 1 to 10+ Bcfe Morrow 1 to 10+ Bcfe

Capital Program (1) Does not forecast any acquisitions.

Track Record 2003E 2003E 2003E

Track Record 14/19 24/26 17/22 11/13 14/17 Full year projected drilling 33 - 38 wells

Financial Overview

Financial Objectives Maintain Moderate Debt Levels Improve Competitive Costs Manage Risk with Hedging Preserve/Increase Financial Flexibility

2003 Quarterly Financial Summary

2003 Quarterly Financial Summary - Net Income

Balance Sheet Summary

Commodity Price Hedges Protect and Maintain Capital Important Financial Tool Natural Gas Collars Estimated Percent of Natural Gas Hedged (Based upon Projected Volumes) 2003(1) Q3 61% Q4 51% 2004(2) Full Year 44% Without acquisitions Without impact of 2004 drilling

Guidance

Gas Price, Stock Price & Production Volume

2003 Activity - Summary Drill 33 to 38 Wells Balanced Portfolio of Risk and Reward Expanded Mid-range Prospect Portfolio Expanded Focus on Acquisitions Miller Exploration South Texas producing properties Exploration/Exploitation Focus on new Plays/Extension of Old Plays Southeast New Mexico joint venture

Edge Petroleum Corporation Presentation to Johnson Rice & Co. September 19, 2003